[ALLMERICA              Allmerica Financial Life Insurance and Annuity Company
      LOGO]                            440 Lincoln Street, Worcester, MA 01653
                                                 (State of Domicile: Delaware)
                                                             Allmerica Optim-L
                                                  Variable Annuity Application

------------------------------------------------------------------------------
1 MY INVESTMENT How much I want to invest.                            Required
------------------------------------------------------------------------------

I am investing $__________________ in Optim-L. ($10,000 minimum. Make check payable to Allmerica Financial.)

If IRA, Roth, or SEP-IRA application, this payment is a (check one):

[] Rollover/Conversion Trustee   [] to Trustee Transfer
[] Payment for Tax Year _______

------------------------------------------------------------------------------
2 WHERE Where I want my money invested.                               Required
------------------------------------------------------------------------------

A. Select your investment portfolio by allocating your dollars among the accounts by percent. Use whole percentages.

TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%. (SECTIONS A AND B MUST EQUAL 100%)

EMERGING MARKETS EQUITY
____% Select Emerging Markets Fund

INTERNATIONAL EQUITY
____% Select International Equity Fund
____% Oppenheimer Global Securities Fund VA
____% FT VIP Templeton Foreign Securities Fund

SMALL CAP EQUITY
____% MFS New Discovery Series
____% AIM V.I. Aggressive Growth Fund
____% FT VIP Small Cap Fund
____% Select Strategic Growth Fund
____% Alliance Bernstein Small Cap Value Portfolio
____% Fidelity VIP Value Strategies Portfolio
____% FT VIP Small Cap Value Securities Fund

MID CAP EQUITY
____% MFS Mid Cap Growth Series
____% Fidelity VIP III Mid Cap Portfolio
____% AIM V.I. Capital Development Fund
____% Select Capital Appreciation Fund
____% FT VIP Mutual Shares Securities Fund
____% Select Value Opportunity Fund

LARGE CAP GROWTH EQUITY
____% Alliance Premier Growth Portfolio
____% Alliance Technology Portfolio
____% Oppenheimer Capital Appreciation Fund VA
____% AIM Premier Equity Fund (new name for "Value Fund") Series II
____% Select Aggressive Growth Fund
____% Fidelity VIP Growth Portfolio
____% Select Growth Fund
____% Allmerica Core Equity Fund
____% Allmerica Equity Index Fund
____% AIM V.I. Blue Chip Fund-Series II
____% FT VIP Franklin Large Cap Growth Securities Fund

LARGE CAP VALUE EQUITY
____% Alliance Growth & Income Portfolio
____% MFS Total Return Series
____% MFS Utilities Series
____% Oppenheimer Main Street Growth & Income Fund VA
____% Fidelity VIP Contrafund
____% AIM V.I. Basic Value Fund-Series II
____% Oppenheimer Multiple Strategies Fund VA
____% Fidelity Equity Income Fund
____% Alliance Bernstein Value Portfolio
____% Select Growth & Income Fund

HIGH YIELD BOND
____% Oppenheimer High Income Fund VA

FIXED INCOME
____% Select Investment Grade Income Fund
____% Select Strategic Income Fund
____% Allmerica Government Bond Fund

CASH & EQUIVALENTS
____% Allmerica Money Market Fund
____% Fixed Interest

        RESTRICTIONS APPLY IN MA, OR

B. GUARANTEE PERIOD ACCOUNTS (GPA) ($1,000 MINIMUM PER ACCOUNT)
____% 2 Year    ____% 3 Year    ____% 4 Year    ____% 5 Year
____% 6 Year    ____% 7 Year    ____% 8 Year    ____% 9 Year
____% 10 Year

GPAS ARE NOT AVAILABLE IN MARYLAND, OREGON, PENNSYLVANIA AND WASHINGTON.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

FUTURE INVESTMENTS WILL BE ALLOCATED AS SELECTED ABOVE UNLESS CHANGED BY ME.

AS-1232 3/02 B

------------------------------------------------------------------------------
3 AUTOMATIC ACCOUNT REBALANCING                                       Optional
------------------------------------------------------------------------------

[] I elect Automatic Account Rebalancing of the variable accounts to the allocations specified in Section 2.

[] Monthly     [] Quarterly     [] Semi-Annually      [] Annually

AUTOMATIC ACCOUNT REBALANCING AND DOLLAR COST AVERAGING CANNOT BE IN EFFECT SIMULTANEOUSLY.

AAR will commence on the first frequency chosen after the issue date.

------------------------------------------------------------------------------
4 DOLLAR COST AVERAGING                                               Optional
------------------------------------------------------------------------------

Select ONE account from which to transfer money. Be sure you have allocated money to this account in Section 2. DCA starts 1 day after issue or ___/___/___, whichever is later, and ends when the source account value is exhausted.

Transfer $__________ ($100 Minimum) FROM [] Fixed Account OR [] Select Investment Grade Income* OR [] Money Market*

(*This account cannot be selected in the allocation below) EVERY
[] Month [] 3 Mos. [] 6 Mos. [] 12 Mos.

INTO:

EMERGING MARKETS EQUITY
____% Select Emerging Markets Fund

INTERNATIONAL EQUITY
____% Select International Equity Fund
____% Oppenheimer Global Securities Fund VA
____% FT VIP Templeton Foreign Securities Fund

SMALL CAP EQUITY
____% MFS New Discovery Series
____% AIM V.I. Aggressive Growth Fund
____% FT VIP Small Cap Fund
____% Select Strategic Growth Fund
____% Alliance Bernstein Small Cap Value Portfolio
____% Fidelity VIP Value Strategies Portfolio
____% FT VIP Small Cap Value Securities Fund

MID CAP EQUITY
____% MFS Mid Cap Growth Series
____% Fidelity VIP III Mid Cap Portfolio
____% AIM V.I. Capital Development Fund
____% Select Capital Appreciation Fund
____% FT VIP Mutual Shares Securities Fund
____% Select Value Opportunity Fund

LARGE CAP GROWTH EQUITY
____% Alliance Premier Growth Portfolio
____% Alliance Technology Portfolio
____% Oppenheimer Capital Appreciation Fund VA
____% AIM Premier Equity Fund (new name for "Value Fund") Series II
____% Select Aggressive Growth Fund
____% Fidelity VIP Growth Portfolio
____% Select Growth Fund
____% Allmerica Core Equity Fund
____% Allmerica Equity Index Fund
____% AIM V.I. Blue Chip Fund-Series II
____% FT VIP Franklin Large Cap Growth Securities Fund

LARGE CAP VALUE EQUITY
____% Alliance Growth & Income Portfolio
____% MFS Total Return Series
____% MFS Utilities Series
____% Oppenheimer Main Street Growth & Income Fund VA
____% Fidelity VIP Contrafund
____% AIM V.I. Basic Value Fund-Series II
____% Oppenheimer Multiple Strategies Fund VA
____% Fidelity Equity Income Fund
____% Alliance Bernstein Value Portfolio
____% Select Growth & Income Fund

HIGH YIELD BOND
____% Oppenheimer High Income Fund VA Fixed Income
____% Select Investment Grade Income Fund
____% Select Strategic Income Fund
____% Allmerica Government Bond Fund

CASH & EQUIVALENTS
____% Allmerica Money Market Fund)

100% Total

DOLLAR COST AVERAGING INTO THE FIXED OR GUARANTEE PERIOD ACCOUNTS IS NOT AVAILABLE.

------------------------------------------------------------------------------
5 THE OWNER     Please Print Clearly                                  Required
------------------------------------------------------------------------------

------------------------------------------------------------------------------
OWNER'S FIRST NAME                  MIDDLE                  LAST

------------------------------------------------------------------------------
Street Address

------------------------------------------------------------------------------
City                                State                   Zip

       -    -                            /  /               [] M  [] F
------------------------------------------------------------------------------
Owner's Social Security Number      Date of Birth/Trust     Sex

(   )
------------------------------------------------------------------------------
Daytime Phone Number E-mail Address

------------------------------------------------------------------------------
JOINT OWNER'S FIRST NAME            MIDDLE                  LAST

       -    -                          /  /               [] M  [] F
------------------------------------------------------------------------------
Joint Owner's Social Security Number    Date of Birth/Trust        Sex

------------------------------------------------------------------------------
6 THE ANNUITANT   Please Print Clearly                                Required
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ANNUITANT'S FIRST NAME              MIDDLE       LAST

          -    -                          /  /               [] M  [] F
------------------------------------------------------------------------------
Annuitant's Social Security Number  Date of Birth/Trust        Sex

------------------------------------------------------------------------------
JOINT ANNUITANT'S FIRST NAME         MIDDLE                  LAST

       -    -                          /  /               [] M  [] F
------------------------------------------------------------------------------
Joint Owner's Social Security Number    Date of Birth/Trust          Sex

------------------------------------------------------------------------------
7 BENEFICIARY              Please Print Clearly                      Required
------------------------------------------------------------------------------

If there are Joint Owners, the survivor is always Primary Beneficiary.

------------------------------------------------------------------------------
Name of Primary Beneficiary          Relationship to Owner

------------------------------------------------------------------------------
Name of Contingent Beneficiary       Relationship to Owner

------------------------------------------------------------------------------
8 OPTIONAL RIDERS (May not be available in all states)                Optional
------------------------------------------------------------------------------

I ELECT:                             ENHANCED DEATH BENEFIT

[] Annual Step-up with 5% Yield   [] 10% Breakthrough  [] 15% Breakthrough
[]  Annual Step-up with 7% Yield  [] 10% Breakthrough with 5% Yield
[] 15% Breakthrough with 5% Yield Earnings
[] Enhancement Rider (rider may be elected in addition to any other enhanced death benefit rider)

------------------------------------------------------------------------------
9 TYPE OF ACCOUNT TO BE ISSUED Required
------------------------------------------------------------------------------

(CHECK ONLY ONE.)
[] Non-Qualified   [] Non-Qualified Deferred Comp.
[] Regular IRA     [] Roth IRA [] SEP-IRA*      [] TSA (90-24) Transfers*

*Attach required additional forms. Existing Case # ______________

------------------------------------------------------------------------------
10 REPLACEMENT                                                        Required
------------------------------------------------------------------------------
Do you have an existing annuity or life insurance policy(ies)?
[] Yes [] No

Will the proposed contract replace any existing annuity or life insurance policy?

[] Yes [] No  (If yes, list company name and policy number.)

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
11 REMARKS/SPECIAL INSTRUCTIONS
------------------------------------------------------------------------------

NOTICE TO ARKANSAS/NEW JERSEY/OHIO RESIDENTS ONLY: "Any person who includes any false or misleading information on an application for an insurance policy/certificate is subject to criminal and civil penalties."

NOTICE TO COLORADO/DISTRICT OF COLUMBIA/KENTUCKY/LOUISIANA/MAINE/NEW MEXICO/PENNSYLVANIA/TENNESSEE RESIDENTS ONLY: "Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties."

NOTICE TO FLORIDA RESIDENTS ONLY: "Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing a false, incomplete, or misleading information is guilty of a felony of the third degree."

NOTICE TO OKLAHOMA RESIDENTS ONLY: "Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony."

------------------------------------------------------------------------------
12 SIGNATURES (SIGNATURE REQUIRED IN THIS SECTION)                    Required
------------------------------------------------------------------------------

Annuities are not FDIC insured. Annuities are not obligation of the financial institution. The financial institution does not guarantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the contract are those contained in this application. I/We acknowledge receipt of a current prospectus describing the contract applied for. If IRA, Roth, or SEP-IRA application, I/we have received a Disclosure Buyer's Guide.

FRAUD WARNING: ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY MAYBE SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

[] Please send me a Statement of Additional Information (SAI).

I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT; AND ALL PAYMENTS AND VALUES BASED ON THE GUARANTEE PERIOD ACCOUNTS (WHERE GPAS ARE AVAILABLE) ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA (IF APPLICABLE), THE OPERATION OF WHICH MAY RESULT IN EITHER AN UPWARD OR DOWNWARD ADJUSTMENT.

X                                                                 /  /
------------------------------------------------------------------------------
SIGNATURE OF OWNER             Signed at (City and State)            Date

X                                                                 /  /
------------------------------------------------------------------------------
SIGNATURE OF JOINT OWNER       Signed at (City and State)            Date

------------------------------------------------------------------------------
13 FOR REGISTERED REP USE ONLY  (SIGNATURE REQUIRED IN THIS SECTION)  Required
------------------------------------------------------------------------------

If yes, attach replacement forms as required.
DOES THE APPLICANT HAVE AN EXISTING ANNUITY OR LIFE INSURANCE POLICY(IES)?
[] YES [] NO

DOES THE CONTRACT APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE INSURANCE POLICY(IES)? [] YES [] NO

As Registered Representative, I certify witnessing the signature of the applicant(s) and that the information in this application has been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner(s) in this application, I certify that I have reasonable grounds for believing the purchase of the contract applied for is suitable for the Owner(s).I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

X                                                           (   )   -
------------------------------------------------------------------------------

SIGNATURE OF REGISTERED REPRESENTATIVE Print Name of Registered Representative

                                                            (   )   -
------------------------------------------------------------------------------
                                                                Telephone

------------------------------------------------------------------------------
TR Code (Indicate A, B, C, D or E) Social Security #     Florida License #

------------------------------------------------------------------------------
Registered Rep#                                          E-Mail Address

------------------------------------------------------------------------------
Name of Broker/Dealer            Branch #

------------------------------------------------------------------------------
Branch Office Street Address for Contract Delivery    City   State    Zip

           ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
               440 LINCOLN STREET, WORCESTER, MA 01653